Financial Instruments (Details) - USD ($)		May 31, 2019	Nov. 30, 2018
Financial Liabilities
Convertible debentures, carrying amount	[1]	$ 1,506,555	$ 1,790,358
Convertible debentures, fair value	[1]	$ 1,523,667	$ 1,795,796

[1]	The Company calculates the interest rate for the Debentures and due to related parties based on the Company's estimated cost of raising capital and uses the discounted cash flow model to calculate the fair value of the Debentures and the amounts due to related parties.